                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

       Date of report (Date of earliest event reported): January 29, 2002

                             PARADYNE NETWORKS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                            000-26485                         75-2658219
------------------------------------    ----------------------------            ------------------
    (State or Other Jurisdiction          (Commission File Number)               (I.R.S. Employer
         of Incorporation)                                                      Identification No.)


                             8545 126TH AVENUE NORTH
                              LARGO, FLORIDA 33773

                             ----------------------
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (727) 530-2000


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

Announcement of 2001 Fourth Quarter and Year-End Results
--------------------------------------------------------

         On January 29, 2002, Paradyne Networks, Inc. ("Paradyne") issued a press release announcing its 2001 fourth quarter and year-end results. The text of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Information for the First Quarter of 2002
---------------------------------------------------------

         Also, on January 29, 2002, Paradyne publicly provided investors with the following forward-looking information regarding Paradyne's expectations for the first quarter of 2002 ("Q1 2002"). Due to the uncertain spending environment for telecommunications capital equipment, an overall concern about the general economy and concerns about its ability to predict reasonably spending levels of customers over a longer period of time, Paradyne limited its future outlook to Q1 2002.

         Paradyne's outlook for Q1 2002 included the anticipated results of Elastic Networks Inc. ("Elastic") for the period from March 5, 2002, the anticipated closing date of Paradyne's acquisition of Elastic, through March 31, 2002. These anticipated results included not only revenues, but also all associated operational and transitional costs and expenditures.

         For Q1 2002, Paradyne forecasted total revenues of approximately $41 million, with the broadband revenues representing $34 million, or 83%, of Paradyne's total revenues. Regarding Paradyne's existing contract with BB Technologies Corporation, a subsidiary of Japan's Softbank Corp., Paradyne forecasted revenues in Q1 2002 to approximate $15 million and for the remaining $1.5 million to occur by the end of the second quarter of 2002.

         Paradyne estimated that its gross margins would be approximately 36.5%, reflecting pricing pressure in certain of its products and lower margins associated with the sales to BB Technologies. Paradyne also stated that it expected that its operating expenses for Q1 2002 would increase to approximately $14.5 million from $14.1 million in the fourth quarter of 2001, due to approximately one month of additional operational and transition expenses for Elastic, offset by expense management actions within Paradyne. The $14.5 million expense forecast excluded certain one-time transaction-related expenditures that will not be reflected in normalized Q1 2002 expenses. Paradyne's tax rate for Q1 2002 was expected to be zero.

         With respect to continued profitability, Paradyne projected that its pro forma (consistent with the method of presentation of historical results in Paradyne's press release attached as Exhibit 99.1 hereto) earnings per share in Q1 2002 would be $0.02 per share. Paradyne expected the incremental effect of the Elastic acquisition to have a negative effect on earnings for Q1 2002, but a positive impact on net income for all of 2002.

         With respect to forecasted shares outstanding, as a result of the Elastic acquisition and other factors, Paradyne estimated that the average fully diluted outstanding share forecast for Q1 2002 to be 41.7 million shares, compared to 35.7 million shares outstanding in the fourth quarter of 2001. With the acquisition of Elastic targeted for completion on March 5, 2002, Paradyne stated that it expected to issue 6.6 million shares of Paradyne common stock, assuming (1) an average closing price (as calculated in accordance with the definitive agreement to acquire Elastic) in excess of $5.00 per share, (2) that Elastic's net adjusted working capital prior to the closing will be within $100,000 of the targeted net adjusted working capital of $16.8 million and (3) the exercise of certain currently outstanding stock options by Elastic employees.

         Paradyne does not intend to provide additional forward-looking financial information until after the completion of Q1 2002. Paradyne does not anticipate that it will, and Paradyne expressly disclaims any obligation to, furnish updated forward-looking information to any person. Further, while presented with numerical specificity, the foregoing forward-looking statements were based upon a variety of assumptions relating to general economic conditions and the business of Paradyne which may not be realized and are subject to significant uncertainties and contingencies, many of which are beyond the control of Paradyne. There can be no assurance that the forwarding-looking information for Q1 2002 will be realized, and actual results may vary from those forecasted.

         The forward-looking information presented herein should be evaluated in conjunction with the historical financial statements and other information contained in Paradyne's reports and statements filed with the Securities and Exchange Commission from time to time by Paradyne and the information contained under the caption "Information About Forward-Looking Statements" in Paradyne's press release filed as Exhibit 99.1 hereto and under the caption "Risks Related to the Business of Paradyne Networks, Inc." in Exhibit 99.1 to Paradyne's Current Report on Form 8-K, dated January 16, 2002, the text of which exhibit is incorporated herein by reference.

Announcement of License Agreement with Alcatel's Semiconductor Unit
-------------------------------------------------------------------

         On January 29, 2002, Paradyne also issued a press release announcing that Alcatel has licensed Paradyne's ReachDSL technology for its microelectronics unit, to jointly develop and produce a new generation of ADSL chipsets. The text of this press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)           Exhibits

         The following exhibits are filed herewith:

         Exhibit No.                Description
         -----------                -----------

         99.1 Press release of Paradyne Networks, Inc., dated January 29, 2002, announcing its 2001 fourth quarter and year-end results.

         99.2 Press release of Paradyne Networks, Inc., dated January 29, 2002, announcing its license agreement with Alcatel.

         99.3                       Risks Related to the Business of Paradyne
                                    Networks, Inc. (incorporated herein by
                                    reference to Exhibit 99.1 to Paradyne
                                    Networks, Inc.'s Current Report on Form 8-K dated January 16, 2002).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2002

                                         PARADYNE NETWORKS, INC.

                                         /s/ Patrick M. Murphy
                                         ---------------------------------
                                         Patrick M. Murphy
                                         Senior Vice President, Chief
                                         Financial Officer, Treasurer and
                                         Secretary



                                  EXHIBIT INDEX

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
Exhibit No.                Description
-----------                -----------


99.1                       Press release of Paradyne Networks, Inc., dated
                           January 29, 2002, announcing its 2001 fourth quarter and year-end results.

99.2                       Press release of Paradyne Networks, Inc., dated
                           January 29, 2002, announcing its license agreement with Alcatel.

99.3                       Risks Related to the Business of Paradyne Networks,
                           Inc. (incorporated herein by reference to Exhibit
                           99.1 to Paradyne Networks, Inc.'s Current Report on
                           Form 8-K dated January 16, 2002).



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